Filed pursuant to Rule 497(e)

Registration No. 333-271700

THEMES ETF TRUST

Leverage Shares 2X Long DUOL Daily ETF (Ticker: DUOG)

Supplement dated April 6, 2026

to the Summary Prospectus, Prospectus and Statement of Additional Information,

dated December 10, 2025 (as supplemented)

The Board of Trustees of Themes ETF Trust has approved a reverse share split for the Leverage Shares 2X Long DUOL Daily ETF (the “Fund”) at a proposed split ratio of 1:10. Shareholders will receive 1 share for every 10 shares held. The Fund’s Creation Unit size will not change.

The reverse share split will be effective after the close of the U.S. markets on May 4, 2026. Shares of the Fund will begin trading on a split-adjusted basis on May 5, 2026.

The reverse share split will not change the value of a shareholder’s investment in the Fund. The total net assets of the Fund will not change as a result of the reverse share split. However, the number of shares outstanding of the Fund will decrease and the net asset value per share of the Fund will increase proportionally.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE